STOCK PURCHASE AGREEMENT


      THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of February 13, 2002, by and between COMC, Inc., a Delaware corporation (the "Company") and ______________________________ ("Purchaser").

                              W I T N E S S E T H:
                               - - - - - - - - - -

      WHEREAS, Purchaser wishes to purchase from Company, and Company wishes to sell to Purchaser, an aggregate of __________ shares of the Common Stock (the "Shares") on the terms and conditions set forth herein.

      NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, the parties hereto hereby agree as follows:

      1. Purchase of Shares. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, Purchaser will purchase the Shares from the Company at $0.15 per share, for an aggregate purchase price of $___________ (the "Purchase Price"), payable to the Company at the Closing in (as defined below). The Purchase Price shall be paid to the Company at the Closing by check, or wire transfer of immediately available funds to an account designated by the Company in a written notice delivered to such Investors prior to the Closing Date.

      2. Closing. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall take place upon execution of this Agreement and satisfaction of the terms and conditions set forth herein at the offices of McCutchen, Doyle, Brown & Enersen, LLP. The date of the Closing is referred to herein as the "Closing Date."

      3. Representations and Warranties of Company. Company hereby represents and warrants to Purchaser that:

      (a) Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has all requisite corporate power to own and operate its assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse affect on the Company or its business or prospects (a "Material Adverse Affect")

      (b) Corporate Power. The Company has all requisite legal and corporate power to execute and deliver this Agreement to sell and issue the Shares under this Agreement, to issue the Common Stock issuable upon conversion of the Shares and to carry out and perform its obligations under the terms of the Agreement, including all exhibits and schedules hereto and thereto.

      (c) Subsidiaries. The Company owns one hundred percent (100%) of the issued and outstanding capital stock of ICF Communication Solutions, Inc., a California corporation. The Company does not own or control, directly or indirectly, any other corporation, association or business entity.

      (d) Capitalization. The authorized capital stock of the Company immediately prior to the Closing shall consist of 40,000,000 shares of Common Stock, of which (A) 17,392,754 shares shall have been validly issued and shall be outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, (B) 5,216,187 shares shall have been duly reserved initially for issuance upon exercise of currently outstanding options or warrants of the Company, and (C) 1,500,000 shares shall have been duly reserved initially for issuance upon conversion in the event of a payment default of outstanding indebtedness of the Company.

      (e) Authorization. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of the Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of the Company's obligations under the Agreement has been taken or will be taken prior to the Closing. The Agreement, when executed and delivered by the Company, will constitute a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, general equity principles, and limitations upon rights to indemnity. The Shares, when issued in compliance with the provisions of this Agreement, will be duly and validly issued, fully paid and nonassessable; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein.

      (f) Compliance with Other Instruments, etc. The Company is not, and will not by virtue of entering into and performing the Agreement and the transactions contemplated thereunder be, in violation of any term of its Certificate of Incorporation or Bylaws or any term or provision of any material mortgage, indenture, contract, agreement, instrument, judgment or decree to which it is a party or by which it is bound, and is not, and will not by virtue of entering into and performing the Agreement and the transactions contemplated thereunder be, in violation of any order addressed specifically to the Company nor, to the best of the Company's knowledge, any material order, statute, rule or regulation applicable to the Company, other than any of the foregoing such violations that do not, either individually or in the aggregate, have a material adverse affect on the Company's business as presently conducted or planned to be conducted.

      (g) Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Agreement, or the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated thereby, except such filings as may be determined by counsel to the Company to be necessary to secure an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") which filing, if required, will be accomplished in a timely manner prior to or promptly upon completion of the Closing.



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

      (h) Offering. Subject to the accuracy of the representations set forth in
Section 4 hereof, the offer, sale and issuance of the Shares pursuant to this Agreement (i) constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and (ii) is in compliance with all applicable state securities laws.

      (i) Brokers or Finders. The Company has not incurred, and will not incur, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the Agreement,

      4. Representations and Warranties of Purchaser. Purchaser represents and warrants to each of the Company and Company that:

      (a) Purchaser understands that Shares have not been registered under the Act or any applicable state securities law, and may not be sold except pursuant to an effective registration statement under the Act, or pursuant to a duly available exemption from such registration requirements;


      (b) Purchaser is purchasing the Shares for his own account and not with a view to or for sale which would be in violation of the Act;

      (c) In effecting the purchase of the Shares, Purchaser has not engaged in any activities which would necessitate registration of the Shares under the Act or any applicable state securities laws;

      (d) Purchaser is a sophisticated investor, and qualifies as an accredited investor under the Act, with such experience in financial and business matters that he is capable of evaluating the merits and risks of the purchase of the Shares; and Purchaser has had access to, and has been furnished with all such information as he has considered necessary, including the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and Purchaser has concluded that he is able to bear these risks;

      (e) the Shares were not offered or sold to Purchaser by any form of general solicitation or general advertising;

      (f) Purchaser acknowledges that if any transfer of the Shares is to be made in reliance on an exemption under the Act, the Company, as issuer of the Shares, may require an opinion of counsel satisfactory to it that such transfer may be made pursuant to an exemption under the Act;

      (g) In making any subsequent offer or sale of the Shares, Purchaser will be acting for himself and not as part of a sale or planned distribution which would be in violation of the Act or any applicable state securities laws; and

      (h) Purchaser acknowledges that for so long as appropriate, the legend concerning transfer of the Shares currently set forth on the Shares will remain on the Shares.



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

5.       Conditions to Closing.

      (a) Conditions to All Parties' Obligations. The obligations of all the parties to this Agreement to effect the purchase and sale of the Shares shall be subject to the fulfillment of the following conditions:

               (i) No temporary restraining order, preliminary or permanent injunction or other order or restraint issued by any court of competent jurisdiction, no order, decree, restraint or pronouncement by any governmental entity, and no other legal restraint or prohibition which would prevent or have the effect of preventing the consummation of the sale of the Shares shall have been issued or adopted or be in effect.

               (ii) The parties shall have received all necessary contractual and regulatory consents to effect the transactions contemplated hereby.

               (iii) There shall not be any litigation or governmental proceeding seeking to enjoin or challenging, or seeking damages in connection with, or having been threatened with respect to, the sale of the Shares that, in the parties' respective judgment, makes it inadvisable to proceed with the sale of the Shares.

               (iv) The Company shall have executed and delivered the Registration Rights Agreement in the form of Exhibit F attached hereto.

      (b) Conditions to the Obligations of Company. The obligations of Company under this Agreement to consummate the sale of the Shares are subject to the fulfillment at or prior to the Closing Date of the following conditions:

               (i) The representations and warranties of Purchaser set forth herein shall be true and correct as of the Closing Date.

               (ii) Purchaser shall have duly performed and complied with the covenants, agreements and conditions required by this Agreement to be performed by or complied with by each of them, respectively, prior to or at the Closing Date.

               (iii) All corporate proceedings of the Company to be taken or required to be taken in connection with the transactions contemplated hereby have been taken on or prior to the Closing Date and all documents incident thereto shall be reasonably satisfactory in form and substance to Company, and Company shall have received all such information and such counterpart originals or certified or other copies of such documents as Company may reasonably request.

      (c) Conditions to the Obligations of Purchaser. The obligations of Purchaser under this Agreement to effect the transactions contemplated hereby are subject to the fulfillment at or prior to the Closing Date of the following conditions:



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

               (i) The representations and warranties of the Company and Company set forth herein shall be true and correct as of the Closing Date.

               (ii) The Company and Company shall have duly performed and complied with the covenants, agreements and conditions required by this Agreement to be performed by or complied with by it or him, respectively, prior to or on the Closing Date.

               (iii) All corporate proceedings of the Company to be taken or required to be taken in connection with the transactions contemplated hereby have been taken on or prior to the Closing Date and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchaser and his counsel, and Purchaser and his counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as Purchaser and his counsel may reasonably request.

               (iv) The Company shall have delivered, or cause to be delivered, to Purchaser a certificate or certificates representing the Shares to be sold by Company hereunder in negotiable form.

               (v) On the Closing Date, Company shall pay, and shall hold Purchaser harmless from and against, all transfer, sales, stamp, registration, documentary or other similar taxes ("Transfer Taxes") payable in connection with the transactions contemplated hereby and will prepare and file any tax returns and other filings relating thereto. Company and Purchaser shall be responsible for their own personal income tax gain based on the purchase price contemplated hereby. The Company shall pay when due any and all other taxes which become payable, and all fees and charges, in connection with the transactions contemplated hereby.

      6. Survival of Representations and Warranties; Indemnification.

      (a) All representations and warranties by the Company, Company and Purchaser shall survive the Closing and shall remain in full force and effect for a period equal to one year following the Closing Date, notwithstanding any investigation at any time by or on behalf of any party or parties to this Agreement, and shall not be considered waived by consummation of the transactions contemplated by this Agreement, notwithstanding any alleged knowledge of any breach. No claim for damages shall be brought after the third anniversary of the date hereof.

      (b) Each of Purchaser, on the one hand, and the Company, on the other hand, agrees to indemnify and hold each other harmless from and against and to reimburse the other with respect to, any and all loss, damage, liability, cost or expense, including reasonable attorneys' fees, incurred by the other by reason of or arising out of or in connection with: (i) a breach by each such party of their respective representations or warranties contained herein, or in any certificate delivered by any such party, as the case may be, pursuant to this Agreement, and (ii) the failure of any such party to perform any act required by this Agreement to be performed by it, respectively.



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

      7. Further Assurances. To the extent that applicable laws require the execution and delivery of additional agreements, documents or instruments or the taking of any other action in order to effectively transfer beneficial ownership of the Shares to Purchaser, each of the parties hereto agrees to execute and deliver all such agreements, documents or instruments and to take such action as soon as reasonably possible and to effectuate the intentions and purposes of this Agreement.

      8. Notices. Any notice or other communication under this Agreement shall be in writing and shall be considered given when received and shall be delivered personally, mailed by registered or certified mail, return receipt requested, or, to the extent available, sent by facsimile transmission to the parties at the addresses set forth below (or at such other address as a party may specify by notice to the other):

      If to Company:                             Chris Smith, President & CEO
                                                 COMC, Inc.
                                                 2840 Howe Road, Suite D
                                                 Martinez, CA 94553


      If to Purchaser:





                                                  Phone No.:  __________

      9. Assignment, Transferees. Purchaser may not assign his rights or obligations under this Agreement without the prior written consent of Company. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      10. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to any provisions relating to conflicts of laws.

      11. Entire Agreement. This Agreement, including the agreements and Exhibits referred to herein, states the entire agreement between the parties with respect to the subject matter hereof and no provision hereof may be modified, waived or terminated orally, but only by a writing signed by the parties.

      12. Headings. The headings in this Agreement are inserted for convenience and reference only and are not to be used in construing or interpreting any of the provisions of the Agreement.



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

      13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above mentioned.




                                 COMC, INC.



                                 By:
                                        ----------------------------------------
                                        Name:  Christopher R. Smith
                                        Title: Chief Executive Officer


                                        ----------------------------------------
                                                   Purchaser's Signature


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